SNB
Bancshares, Inc.

parent of

Southern National Bank *of Texas*

6th Annual
KBW Community Bank
Investor Conference
July 26-27, 2005

Slide 2 of 26
NASDAQ: SNBT
Forward Looking Statements
This presentation may include forward-looking statements.  These forward-looking statements include comments with respect to our objectives and strategies, and the results of our operations and our business.
However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific.  The risk exists that these statements may not be fulfilled.  We caution readers of this presentation not to place undue reliance on these forward-looking statements as a number of factors could cause future company results to differ materially from these statements.
Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political, regulatory and technological conditions.  We caution that the foregoing list is not exhaustive.
When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events.

Slide 3 of 26
NASDAQ: SNBT
Second Quarter Highlights
	Q2 2005	Q2 2004

Earnings Per Share (Diluted)	$0.19*	$0.20**
Efficiency Ratio	54.47%	60.32%
Return on Average Assets (ROA)	0.88%	0.55%
Return on Average Equity (ROE)	10.96%	18.79%
Net Interest Margin*** (NIM)	3.33%	2.80%
Book Value	$7.05	$3.69
*** Tax Equivalent
*   2005  Weighted Average Shares Outstanding total 12.6 million (diluted)
** 2004  Weighted Average Shares Outstanding total 7.2 million (diluted)

Bank acquired land in Sugar Land; Bank became Southern National Bank of Texas
1985
1988
1995

SNB Bancshares, Inc.

Slide 4 of 26
NASDAQ: SNBT
Opened Bellfort
National Bank
Experienced
major
economic
downturn
1991
$100

million
in assets
Opened Memorial
Southwest branch
Stewart Morris invests first $1 million in
the Bank
Harvey Zinn elected CEO
Established a long-term vision
1989
Opened Sugar Land
Monticello
Installed fully
automated systems
Formed SNB
Bancshares, Inc.
20 Years of History

Slide 5 of 26
NASDAQ: SNBT
2000
IPO in August at
$10.50 per share –
raised $52.2 million
in new capital
2003
2004
$1 billion
in assets
$14 million
private
equity
offering
$30 million
capital funding
through trust
preferred
securities
Opened Uptown Farmington
Opened Katy in October
20 Years of History

Slide 6 of 26
NASDAQ: SNBT
* Data from FDIC Summary of Deposits Report, June 30, 2004
Company Highlights
•	SNB Bancshares (“SNB”) is a fast growing commercial bank holding company headquartered in Fort Bend County, one of the fastest growing counties in the U.S.
•	SNB serves some of the most affluent markets in the Greater Houston Metropolitan Area
•	Second largest deposit market share in Fort Bend County with 16% market share and the largest deposit market share in the City of Sugar Land with 25% of the market share*
•	Sixth largest independent commercial bank headquartered in the Greater Houston Metropolitan Area - $84 billion banking market*
•	Experienced management team with average of 24.5 years Texas commercial banking experience at the executive level
•	Solid reputation and strong brand recognition in local markets

MONTGOMERY
Shenandoah
Oak Ridge North
The Woodlands
Spring Creek
Hardin
Hempstead
Tomball
Waller
LIBERTY
Kingwood
Dayton
Liberty
WALLER
HARRIS
Humble
Lake Houston
Aldine
TEXAS
Sheldon Reservoir
Barrett
Mont Belvieu
Jersey Village
San Jacinto
Highlands
Brookshire
Katy
Hunters Creek Village
Bunker Hill Village
Houston
Cedar Bayou
CHAMBERS
Channelview
Baytown
Bellaire
Galena Park
West University Place
Beer Park
Simonton
Pasadena
Meadows
La Porte
Wallis
Sugar Land
Stafford
South Houston
Galveston Bay
AUSTIN
S. Sam Houston Tollway
Richmond
Missouri City
Pearland
Nassau Bay
Taylor Lake Village
Rosenberg
Seabrook
East Bernard
FORT BEND
Webster
Bacliff
Smithers Lake
League City
San Leon
Friendswood
Dickinson
Kendleton
Manvel
Alvin
Needville
Hillcrest
GALVESTON
Texas City
Santa Fe
La Marque
Hitchcock
Hells Bayou
Oyster Creek
BRAZORIA
Tiki Island
WHARTON
Galveston
Copyright © 2007 Microsoft Corp. and/or its suppliers. All rights reserved.

Slide 7 of 26
NASDAQ: SNBT
Currently have four
locations in the
Southwest part of
Houston Metro in
Fort Bend and
Harris Counties
Located in Fast Growing Markets

Slide 8 of 26
NASDAQ: SNBT
The Components of Our Business Strategy
—	Continue and Strengthen our Community Banking Strategy
—	Continue our Expansion and Increase our Market Share
—	Maintain our Loan to Deposit Ratio
—	Increase our Core Deposits
—	Diversify Revenue Stream by Increasing Fee Income
—	Actively Manage our Balance Sheet

Slide 9 of 26
NASDAQ: SNBT
Continue our Community Banking Strategy
Unparalleled Level of Customer Service
–	Old-Fashioned, Person-to-Person Customer Service
–	Community-Oriented Culture
–	Centralized Management
–	Streamlined Decision Making
–	Open Lobby Layout

Slide 10 of 26
NASDAQ: SNBT
Continue our Expansion
            and Increase Market Share
•	Opened the Katy Branch in October, 2004
–	June 30, 2005 Deposits totaled $ 9.9 million
•	Opening a Branch in Richmond, Texas
–	Signed a 5-year Lease
–	Expected to Open in August, 2005
•	Opening a Branch that will serve as the Community Headquarters in Katy, Texas
–	In the Cinco Ranch Community

MONTGOMERY
Shenandoah
Oak Ridge North
The Woodlands
Spring Creek
Hempstead
Tomball
Waller
WALLER
HARRIS
Kingwood
LIBERTY
Hardin
Dayton
Liberty
Humble
Lake Houston
Aldine
TEXAS
Sheldon Reservoir
San Jacinto
Barrett
Mont Belvieu
Jersey Village
Highlands
Brookshire
Katy
Bunker Hill Village
Hunters Creek Village
Houston
Cedar Bayou
CHAMBERS
Channelview
Baytown
Bellaire
Galena Park
Buffalo Bayou
Simonton
West University Place
Deer Park
Pasadena
Meadows
South Houston
La Porte
Wallis
Stafford
Sugar Land
Armand Bayou
Galveston Bay
AUSTIN
Richmond
Rosenberg
Missouri City
Pearland
Nassau Bay
Taylor Lake Village
Seabrook
East Bernard
FORT BEND
Webster
Bacliff
Smithers Lake
Friendswood
League City
San Leon
Dickinson
Kendleton
Manvel
Alvin
Hillcrest
GALVESTON
Texas City
Needville
Santa Fe
La Marque
Hitchcock
Halls Bayou
Tiki Island
Galveston
Oyster Creek
BRAZORIA
WHARTON
Copyright © 2003 Microsoft Corp. and/or its suppliers. All rights reserved.

Slide 11 of 26
NASDAQ: SNBT
To Expand our
Locations Around the
Houston Metro Area.
Prospective Locations:
Branch Growth Strategy

Slide 12 of 26
NASDAQ: SNBT
   Actively Manage

        Our Balance Sheet

–	Balance Sheet Restructuring
•	$169 million of securities sold
–	All with 3.07% coupon rate or less
–	Weighted Average Yield of 2.76%
•	Paid down $75 million of FHLB borrowings
•	Reinvested $88 million in securities
–	Weighted Average Yield of 4.90%
–	Average Life - 4.4 years

Net Earnings
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Dollars in Thousands
$2,566
$2,457
$3,162
$3,417
$5,947
$1,417
$2,355
66% increase
2000 Y
2001 Y
2002 Y
2003 Y
2004 Y
Q2 2004
Q2 2005

SNB
Bancshares, Inc.

Slide 13 of 26
NASDAQ: SNBT
Strong growth in earnings
Second Quarter 2005

Earnings Per Share- Diluted (EPS)

$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.53
$0.59
$0.56
$0.48
$0.65
$0.20
$0.19
2000 Y
2001 Y
2002 Y
2003 Y
2004 Y
Q2 2004*
Q2 2005**

SNB Bancshares, Inc.

Slide 14 of 26
NASDAQ: SNBT
*  2004  Weighted Average Shares Outstanding total 7.2 million (diluted)
** 2005 weighted Average Shares Outstanding total 12.6 million (diluted)
Second Quarter 2005

Continued loan growth

Loans
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Dollars in Thousands
Five-Year CAGR 24%
30%
$250,195
$280,921
$342,085
$424,479
$598,292
$512,416
$664,899
2000
2001
2002
2003
2004
Q2 2004
Q2 2005

SNB Bancshares, Inc.

Slide 15 of 26
NASDAQ: SNBT
Second Quarter 2005 Review

Deposits
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Dollars in Thousands
Five-Year CAGR 26%
6%
$341,705
$420,765
$526,171
$733,971
$868,386
$856,256
$805,759
2000
2001
2002
2003
2004
Q2 2004
Q2 2005

SNB Bancshares, Inc.

Slide 16 of 26
NASDAQ: SNBT
Replacing high cost deposits
Second Quarter 2005

Dollars in Thousands
$31,500
$26,500
$21,500
$16,500
$11,500
$6,500
$1,500
$15,066
$10,509
$15,482
$11,245
$19,291
$13,351
$22,608
$15,489
$30,067
$18,821
$7,312
$4,410
$9,003
$4,904
2000
2001
2002
2003
2004
Q2 2004
Q2 2005
Total Revenue
Total Non-Interest Expenses

SNB Bancshares, Inc.

Slide 17 of 26
NASDAQ: SNBT
Increasing Revenues While Managing Expenses

Efficiency Ratio
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
69.8%
72.6%
69.2%
68.5%
62.6%
60.3%
54.5%
2000
2001
2002
2003
2004
Q2 2004
Q2 2005

SNB Bancshares, Inc.

Slide 18 of 26
NASDAQ: SNBT
Improving operational efficiency
Second Quarter 2005

Return on Average Equity
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
22.83%
22.50%
14.53%
11.13%
11.86%
18.79%
10.96%
2000
2001
2002
2003
2004
Q2 2004
Q2 2005

SNB
Bancshares, Inc.

Slide 19 of 26
NASDAQ: SNBT
Second Quarter 2005
•	Equity for Q2 2004- $25.8 million
•	Equity for Q2 2005- $87.6 million

Return on Average Assets

Return on Average Assets
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.77%
0.63%
0.61%
0.47%
0.57%
0.55%
0.88%
2000
2001
2002
2003
2004
Q2 2004
Q2 2005

SNB
Bancshares, Inc.

Slide 20 of 26
NASDAQ: SNBT
•	Average Assets for Q2 2004- $ 979,886
•	Average Assets for Q2 2005- $1,107,416
Second Quarter 2005

Net Interest Margin*

5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4.58%
3.96%
3.69%
3.07%
2.85%
2.80%
3.33%
2000
2001
2002
2003
2004
Q2 2004
Q2 2005

SNB Bancshares, Inc.

Slide 21 of 26
NASDAQ: SNBT
* Tax Equivalent
Second Quarter 2005

1.60%
1.20%
0.80%
0.40%
0.00%
1.00%
1.20%
1.17%
1.33%
1.36%
1.35%
1.41%
2000
2001
2002
2003
2004
As of 6/30/2004
As of 6/30/2005

SNB
Bancshares, Inc.

Slide 22 of 26
NASDAQ: SNBT
Allowance for Loan Losses to Period End  Total  Loans
Managing the Loan Portfolio

Improving asset quality

Net Charge Offs/(Recoveries) to Average Loans
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
-0.20%
0.05%
0.01%
0.31%
0.31%
0.09%
0.16%
2000
2001
2002
2003
2004
Six Months Ended 6/30/2004
Six Months Ended 6/30/2005

SNB Bancshares, Inc.

Slide 23 of 26
NASDAQ: SNBT
(0.01%)
Second Quarter 2005 Review

1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.47%
0.27%
0.76%
1.07%
0.80%
1.44%
1.61%
2000
2001
2002
2003
2004
As of 6/30/2004
As of 6/30/2005

SNB
Bancshares, Inc.

Slide 24 of 26
NASDAQ: SNBT
Nonperforming Assets to Total Loans and OREO
Managing the Loan Portfolio

Slide 25 of 26
NASDAQ: SNBT
Continuing our Unique Community Banking Approach
▪	Continuing our Old-Fashioned Customer Service
▪	Expanding Branch Locations
▪	Increasing Core Deposits
▪	Managing the Balance Sheet
▪	Continuing to be “The Community’s Bank”